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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 21, 1997



                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-4911                 59-3284026
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


  3450 Buschwood Park Drive
        Tampa Florida                                             33618
----------------------------                            ------------------------
    (Address of Principal                                       (Zip Code)
      Executive Offices)


        Registrant's telephone number, including area code (813) 932-2211


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         23.1 Consent of Coopers & Lybrand, L.L.P. (Independent Auditors of MBIA Insurance Corporation)

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IMC SECURITIES, INC. as
                                                   Depositor


                                           By:   /s/ Thomas Middleton
                                                -------------------------------
                                                Name: Thomas Middleton
                                                Title:  President and Chief
                                                          Operating Officer




Dated:  January 21, 1997